SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This SETTLEMENT AGREEMENT AND MUTUAL RELEASE ("**Settlement Agreement**") is entered as of October ____, 2006 between **WILLIAM MICHAEL ADKINSON** and all persons, including, without limitation, heirs, executors, successors, administrators and assigns claiming by and through him (hereinafter collectively referred to as "**Mike Adkinson**"); **LONG POINT COVE, LLC**, and all of its related companies, affiliates, subsidiaries, parents, partnerships, entities, successors and assigns and their past and present partners, directors, officers, shareholders, agents, attorneys and/or employees (hereinafter collectively referred to as " **Long Point Cove**"); and **GULF DESTINATION ENTERPRISES, INC.**, and all of its related corporations, affiliates, subsidiaries, parents, partnerships, entities, successors and assigns and their past and present partners, directors, officers, shareholders, agents, attorneys and/or employees (hereinafter collectively referred to as "**GDE**"); if used herein, the term "**Adkinson Group**" shall mean Mike Adkinson, Long Point Cove and GDE, collectively; and **KENNETH LAWRENCE WHITE** and all persons, including, without limitation, heirs, executors, successors, administrators and assigns claiming by and through him (hereinafter collectively referred to as "**Larry White**"); and **WHITEMARK HOMES, INC.**, a Colorado corporation, and all of its related corporations, affiliates, subsidiaries, parents, partnerships, entities, successors and assigns and their past and present partners, directors, officers, shareholders, agents, attorneys and/or employees (hereinafter collectively referred to as "**Whitemark Homes**"); if used herein, the term "**Whitemark Group**" shall mean Larry White and Whitemark Homes, collectively; if used herein, the term "**Parties**" shall mean Mike Adkinson, Long Point Cove, GDE, Larry White, and Whitemark Homes collectively; if used herein, the term Party shall mean any of the Parties.

RECITALS

WHEREAS, the Parties, with others, entered into a Settlement Agreement on or about April 18, 2003, (the "**2003 Agreement**"); and

WHEREAS, from about December 2003 to the present, the Parties have been involved as adversaries in a lawsuit styled *Long Point Whitemark Limited Partnership vs. Long Point Cove, LLC, et* al, pending in the Circuit Court of the 14th Judicial Circuit in and for Bay County, Florida, as Case No. 03-003967 CA (the "**Lawsuit**"); and

WHEREAS, the Parties have asserted claims in the Lawsuit for breach of the 2003 Agreement, as well as for other causes of action, but the Parties all deny any liability to each other for the claims asserted in the Lawsuit; and

WHEREAS, the Parties now desire to resolve amicably their differences including all claims or causes of action, which have arisen, or which might arise in the future, either now known or unknown, based upon or otherwise relating to the Agreement, the Lawsuit and all other dealings between them from the beginning of time until the date hereof.

NOW, THEREFORE, in consideration of the promises, the performance of the covenants and agreements hereinafter contained, and for other good and valuable consideration

the receipt and sufficiency of which is hereby acknowledged, the Parties to this Settlement Agreement hereby represent, warrant, consent and agree as follows:

1. **Adoption of Recitals.** The Parties adopt the above recitals as being true and correct.

2. **Settlement Payment.** No Party shall take anything from any other Party as a consequence of or in connection with the Lawsuit. Each Party shall bear its own costs and attorneys' fees.

3. **Effect of and Limitation on Releases.** Notwithstanding the language set forth in paragraphs 4 and 5 below, the Parties intend that the terms of the 2003 Agreement shall remain in full force and effect to the extent that they provide for releases between the Parties as to matters occurring before the 2003 Agreement and to the extent that they require the Parties to the 2003 Agreement to refrain in the future from filing suit, taking administrative actions adverse to another Party or participating in such an action through third parties. Without limiting the foregoing, the Parties intend that the provisions of Sections I(B), III, IV(B), IV(C) and IV(Q)(2) shall survive the terms of this Agreement and the Parties shall be obligated to continue their performance thereof. Moreover, the Adkinson Group specifically restates and reaffirms that portion of Section IV(A) which provides as follows:

> "The Shareholders warrant and represent that they will not own any Whitemark Homes stock in the future either individually, indirectly through another person or entity, or as part of a group owning or exercising control of a voting block of Whitemark Homes stock, with the exception of Mike Adkinson and/or his affiliates acquiring Whitemark Homes stock in consideration for resolving any disputes with investors. To the extent Mike Adkinson and/or his affiliates acquire Whitemark Homes stock under this exception, Mike Adkinson and/or his affiliates waive any right to and agree not to commence any lawsuits against Whitemark Homes arising out of the ownership of this stock including shareholder derivative actions."

With the limitation expressed in this paragraph, the Parties specifically agree that those portions of the 2003 Agreement which by their terms were required to have been performed in full prior to the date hereof, have been performed, and that there is no breach or default in the 2003 Agreement as of the date hereof. Specifically, the parties agree that the terms of Section IV(Y) of the 2003 Agreement have been fully performed, and that they intend to waive or release their claims of breach, nonperformance or late performance under said section.

4. **Release by Whitemark Group.** In consideration of the mutual covenants and promises in this Settlement Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms of Paragraph 3 above, **Larry White** and **Whitemark Homes** unconditionally and irrevocably release and forever discharge **Mike Adkinson, Long Point Cove and GDE** from any and all claims, debts, liabilities, actions, and causes of action of any kind whatsoever, whether known or unknown, including but not limited to, all losses, claims and causes of action based on breach of contract, an accounting, misrepresentation, fraud, property damage, personal injury, disclosure of trade secrets and

proprietary information, conflicts of interest, tortious interference, breach of fiduciary duties, demands, costs, loss of services, expenses, compensation, contribution, attorneys' fees, and all compensatory, consequential, special and punitive damages from the beginning of the world to the date of this Settlement Agreement arising out of, or in any way connected with, directly or indirectly, the Agreement and/or any claims that were brought, or could have been brought, in the Lawsuit.

5. <u>Release by the Adkinson Group</u>. In consideration of the mutual covenants and promises in this Settlement Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms of Paragraph 3 above, **Mike Adkinson, Long Point Cove,** and **GDE** unconditionally and irrevocably release and forever discharge **Larry White** and **Whitemark Homes** from any and all claims, debts, liabilities, actions, and causes of action of any kind whatsoever, whether known or unknown, including but not limited to, all losses, claims and causes of action based on breach of contract, an accounting, misrepresentation, fraud, property damage, personal injury, disclosure of trade secrets and proprietary information, conflicts of interest, tortious interference, breach of fiduciary duties, demands, costs, loss of services, expenses, compensation, contribution, attorneys' fees, and all compensatory, consequential, special and punitive damages from the beginning of the world to the date of this Settlement Agreement arising out of, or in any way connected with, directly or indirectly, the Agreement and/or any claims that were brought, or could have been brought, in the Lawsuit.

6. <u>Full Understanding of Settlement Agreement</u>. The Parties each hereby declare that the terms of this Settlement Agreement have been read completely, are fully understood and are voluntarily accepted for the purpose of making a full and final compromise and settlement of any and all claims, disputed or otherwise, on account of or in any way connected with and for the express purpose of barring, forever, any further or additional claims arising out of the various relationships and events related to the Agreement, the Lawsuit and any claims that could have been raised in the Lawsuit. The Parties further agree and declare that it is their intent that the releases set forth in this Settlement Agreement should be given the broadest possible application.

7. <u>Dismissal of Lawsuit</u>. Contemporaneously with the execution of this Settlement Agreement, the Parties shall file a Joint Stipulation of Dismissal with Prejudice of all claims pending in the Lawsuit by Mike Adkinson, Long Point Cove, GDE, Larry White and Whitemark Homes. The Parties agree that each will bear its own costs and fees (including all attorneys' fees, costs and expenses) incurred in any way with respect to the prosecution or defense of the Lawsuit referenced herein, or the negotiation and execution of this Settlement Agreement. The Parties further agree that this Settlement Agreement shall not be interpreted so as to render any party as a prevailing party for purposes of any statute or otherwise.

8. <u>Cooperation</u>. The Parties agree to execute and deliver any and all documents that may be necessary to effectuate the terms agreed to herein.

9. <u>Plain Meaning and Headers</u>. This Settlement Agreement shall be interpreted in accordance with the plain meaning of its terms and not for or against the drafter's rights hereunder. The headers describing the contents of the provisions are simply for identification purposes and shall not be construed as a substantive part of the provision.

10. **No Admission.** The Parties hereto acknowledge, agree and concede that each of the Parties' execution of this Settlement Agreement, and performance hereunder, does not constitute an admission or concession of any breach, default, liability, responsibility, or wrongdoing of any kind; and that any claims made for damages, injuries, or relief are disputed.

11. **Complete Agreement.** This Settlement Agreement constitutes the entire agreement between and among the Parties with respect to the matters set forth herein; there are no representations, warranties, agreements, arrangements or undertakings, either written or oral, between or among the Parties hereto, relating to the subject matter of this Settlement Agreement except as expressly set forth herein.

12. **Waiver.** No waiver of a breach of any provision of this Settlement Agreement shall constitute a waiver of a breach of any other provision of this Settlement Agreement or of a prior or subsequent breach of the same provision. No extension of time of performance of an act or obligation under this Settlement Agreement shall constitute an extension of time of performance of any other act or obligation.

13. **Governing Law.** This Settlement Agreement shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Florida without regard to conflict of laws principles.

14. **Notices.** All notices, requests, consents and other communications required or permitted under this Settlement Agreement shall be in writing and shall be addressed to the Party at the address listed below and either: (a) sent by certified mail, return receipt requested, in which case notice shall be deemed delivered (i) 5 days after deposit, postage prepaid in the U.S. mail, or (ii) upon deposit if a copy also is sent via facsimile to the number below at the time of deposit; or, (b) sent by a nationally recognized overnight courier for next day morning delivery, in which case notice shall be deemed delivered one (1) business day after deposit with such courier. The addresses below may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice:

If to Whitemark Group:

Whitemark Homes, Inc.
Suite 1000
650 South Central Avenue
Oviedo, Florida 32768
Fax No.: 407.366.6856
Attn: William D. Rigsby, President

With copy to:

Scott D. Clark, P.A.
Suite 212
655 West Morse Boulevard
Winter Park, Florida 32789
Fax No.: 407.647.7622
Attn: Scott D. Clark, Esq.

If to Adkinson Group:

Adkinson Group
c/o North Florida Consulting, Inc.
40001 Emerald Coast Highway
Destin, Florida 32541
Fax No.: 850.654.7215
Attn: William Michael Adkinson

With a copy to:

Mike O'Brien, P.C.
Suite 2960
1330 Post Oak Boulevard
Houston, TX 77056
Fax No.: 713.222.0888
Attn: Mike O'Brien, Esq.

15. **Settlement Agreement the Product of Negotiation.** This Settlement Agreement is the product of negotiation between the Parties. In the event of a dispute concerning the interpretation of this Settlement Agreement or of any of its terms or provisions, the Settlement Agreement shall be deemed to have been drafted jointly by the Parties.

16. **Modification or Amendment.** No amendment, change or modification of this Settlement Agreement shall be valid unless it is in writing, signed by each of the Parties or by its respective successors and/or assigns.

17. **Warranty of Capacity to Execute Settlement Agreement.** The Parties to this Settlement Agreement represent and warrant that no other person or entity has or has had any interest in the claims, demands, obligations, or potential causes of action described above, and that they have the sole right and exclusive authority to execute this Settlement Agreement; and that, except as recited herein, the Parties have not sold, assigned, transferred, conveyed or otherwise disposed of any of the claims, demands, obligations, or causes of action referred to in this Settlement Agreement. Whitemark Homes, Long Point Cove, and GDE each represents that the employee or representative signing on its behalf below has been granted the power to execute this Settlement Agreement on its behalf.

18. **Counterparts.** This Release may be executed by facsimile and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute the same agreement.

19. **Execution of Settlement Agreement.** The Parties each acknowledge that in deciding to execute this Settlement Agreement, they each: (a) relied entirely on their own judgment and that of any legal counsel; (b) the execution of this Settlement Agreement is a completely knowing and voluntary act; (c) understands the terms of this Settlement Agreement; (d) have been advised to consult with legal counsel and have been provided with time to consult with legal counsel prior to the execution of this Settlement Agreement; (e) were given a reasonable amount of time to consider this Settlement Agreement before signing it.

IN WITNESS WHEREOF, each of the Parties having so agreed to the terms stated herein, have set their hands the date and year below so written.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

[EXECUTION PAGES FOLLOW]

WHITEMARK HOMES, INC.

By: ______________________
Name: ____________________
Title: _____________________

STATE OF FLORIDA
COUNTY OF SEMINOLE

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared William D. Rigsby as President of WHITEMARK HOMES, INC., personally known to me or who has produced n/a as identification, to be the person described in and who executed the foregoing Settlement Agreement and he acknowledged before me that he executed same.

WITNESS my hand and official seal in the county and state last aforesaid this 30 day of October, 2006.

Notary Public State of Florida
Scott D Clark
My Commission DD393438
Expires 02/06/2009

NOTARY PUBLIC
My Commission Expires:

GULF DESTINATION ENTERPRISES, INC.

By: William M Adkinson
Name: William M Adkinson
Title: President

STATE OF FLORIDA
COUNTY OF Walton

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared William M Adkinson as President of GULF DESTINATION ENTERPRISES, INC., personally known to me or who has produced N/A as identification, to be the person described in and who executed the foregoing Settlement Agreement and he acknowledged before me that he executed same.

WITNESS my hand and official seal in the county and state last aforesaid this 10 day of October, 2006.

GINGER R. McDOWELL
MY COMMISSION # DD 378391
EXPIRES: December 17, 2008
1-800-3-NOTARY FL Notary Discount Assoc. Co.

Ginger R McDowell
NOTARY PUBLIC
My Commission Expires: 12/17/2008

KENNETH LAWRENCE WHITE

____
Kenneth Lawrence White

STATE OF FLORIDA
COUNTY OF Seminole

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared KENNETH LAWRENCE WHITE, personally known to me or who has produced ______________________ as identification, to be the person described in and who executed the foregoing Settlement Agreement and he acknowledged before me that he executed same.

WITNESS my hand and official seal in the county and state last aforesaid this 30 day of October, 2006.

Notary Public State of Florida
Scott D Clark
My Commission DD393438
Expires 02/06/2009

____
NOTARY PUBLIC
My Commission Expires:

LONG POINT COVE, LLC

By: *William M Adkinson* [signature]
Name: William M Adkinson
Title: President of Managing Member Theme Parks

STATE OF FLORIDA
COUNTY OF Walton

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared William M Adkinson as President of theme Parks managing of LONG POINT COVE, LLC, personally known to me or who has produced NA as identification, to be the person described in and who executed the foregoing Settlement Agreement and he acknowledged before me that he executed same.

WITNESS my hand and official seal in the county and state last aforesaid this 10 day of October, 2006.

GINGER R. McDOWELL
MY COMMISSION # DD 0
EXPIRES: December 17, 2008
1-800-3-NOTARY FL Notary Discount Assoc. Co.

Ginger R McDowell [signature]
NOTARY PUBLIC
My Commission Expires: 12/17/2008

WILLIAM MICHAEL ADKINSON

William Michael Adkinson

William Michael Adkinson

STATE OF FLORIDA
COUNTY OF Walton

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared WILLIAM MICHAEL ADKINSON, personally known to me or who has produced N/A as identification, to be the person described in and who executed the foregoing Settlement Agreement and he acknowledged before me that he executed same.

WITNESS my hand and official seal in the county and state last aforesaid this 10 day of October, 2006.

GINGER R. McDOWELL
MY COMMISSION # DD 273297
EXPIRES: December 17, 2007
FL Notary Discount Assoc. Co.

Ginger R McDowell
NOTARY PUBLIC
My Commission Expires: 12172008